                   SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.

                                  20549

                              ------------

                               FORM 8-K/A

                              ------------


                           AMENDMENT NO. 1 TO
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) January 2, 1996
- ----------------------------------------------------------------


                     TEXAS INSTRUMENTS INCORPORATED
         ------------------------------------------------------
         (Exact name of Registrant as specified in its charter)


             Delaware                          1-3761
     ------------------------           ---------------------
     (State of Incorporation)           (Commission File No.)


                                75-0289970
                  ------------------------------------
                  (I.R.S. Employer Identification No.)


                      13500 North Central Expressway
               P. O. Box 655474, Dallas, Texas        75265
           --------------------------------------------------
           (Address of principal executive offices)(Zip Code)


     Registrant's telephone number, including area code 214-995-2551
     ---------------------------------------------------------------

     The registrant's current report on Form 8-K dated January 2, 1996 is hereby amended and restated in its entirety to correct the filing made on January 2, 1996 and will be effective for all purposes as of that date.

     Pursuant to the requirements of Rule 12b-15 of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    TEXAS INSTRUMENTS INCORPORATED



                                    By:/s/ O. WAYNE COON
                                       -----------------------
                                       O. Wayne Coon
                                       Chief Corporate Counsel
                                       and Assistant Secretary

                 SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C.

                                20549


                            ------------

                              FORM 8-K

                            ------------


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) January 2, 1996
- ------------------------------------------------------------------



                      TEXAS INSTRUMENTS INCORPORATED
           -----------------------------------------------------
          (Exact name of Registrant as specified in its charter)


             Delaware                          1-3761
     ------------------------           ---------------------
     (State of Incorporation)           (Commission File No.)


                                75-0289970
                    -----------------------------------
                   (I.R.S. Employer Identification No.)


                      13500 North Central Expressway
               P. O. Box 655474, Dallas, Texas        75265
             -------------------------------------------------
            (Address of principal executive offices)(Zip Code)


      Registrant's telephone number, including area code 214-995-2551
      ---------------------------------------------------------------

ITEM 5.   Other Events.

     The information set forth in the Registrant's news release dated January 2, 1996 (attached hereto as Exhibit 21) is incorporated herein by reference to such news release.

ITEM 7.     Exhibits.

          Designation of
            Exhibit in
            this Report      Description of Exhibit
          --------------     ----------------------

               21            Registrant's news release
                             dated January 2, 1996


                                SIGNATURE
                                ---------

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   TEXAS INSTRUMENTS INCORPORATED



                                   By: /s/ RICHARD J. AGNICH
                                       --------------------------------
                                       Richard J. Agnich
                                       Senior Vice President, Secretary
                                       and General Counsel





Date:  January 2, 1996

                               Exhibit Index

Designation of
  Exhibit in                                          Paper (P)
  this Report       Description of Exhibit        or Electronic (E)
- --------------      ----------------------        -----------------


     21             Registrant's news release           E
                    dated January 2, 1996